UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2010

PetMed Express, Inc. (Exact name of registrant as specified in its charter)

Florida	000-28827	65-0680967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1441 S.W. 29th Avenue, Pompano Beach, FL 33069
(Address of principal executive offices) (Zip Code)

(954) 979-5995
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders.

Petmed Express, Inc. (the “Company”, “we”, or “our”) held its Annual Meeting of Stockholders in Ft. Lauderdale, Florida on July 30, 2010.  Stockholders voted on the following proposals:

1.

To elect five Directors to the Board of Directors for a one-year term expiring in 2011;

2.

To ratify the appointment of McGladrey & Pullen, LLP, as the independent registered public accounting firm for the Company to serve for the 2011 fiscal year.

With a majority of the outstanding shares voting either by proxy or in person, our stockholders approved proposals 1 and 2, with voting as follows:

Proposal 1.	For	Abstain/Withhold	Broker Non-Vote

Election of Directors:

Menderes Akdag	16,940,730	293,262	4,022,384
Frank J. Formica	16,927,568	306,424	4,022,384
Gian M. Fulgoni	16,881,521	352,471	4,022,384
Ronald J. Korn	16,937,597	296,395	4,022,384
Robert C. Schweitzer	16,935,743	298,249	4,022,384

Proposal 2.	For	Abstain/Withhold	Broker Non-Vote

To ratify the appointment of McGladrey & Pullen, LLP, as the independent registered public accounting firm for the Company to serve for the 2011 fiscal year.	20,706,184	214,604	335,588

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2010

PETMED EXPRESS, INC.

By:	/s/ Bruce S. Rosenbloom
Name:	Bruce S. Rosenbloom
Title:	Chief Financial Officer

2